Exhibit 32.2
            CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
         18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002


I, Stephanie M. Risk, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of George Risk Industries, Inc. on Form 10QSB dated January 31, 2006 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10QSB fairly presents in all material respects the financial condition and results of operations of George Risk Industries, Inc.

Date:  March 17, 2006         By:  /s/  Stephanie M. Risk
                              Stephanie M. Risk
                              Chief Financial Officer